SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2017

ADAMS RESOURCES & ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7908	74-1753147
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

17 South Briar Hollow Lane, Suite 100 Houston, Texas		77027
(Address of principal executive offices)		(Zip code)

(713) 881-3600
(Registrant’s telephone number, including area code)

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 7, 2017, Adams Resources & Energy, Inc. (the “Company” or “our”) dismissed Deloitte & Touche, LLP (“ Deloitte ”) from serving as the Company’s independent registered public accounting firm and engaged KPMG LLP (“ KPMG ”), effective immediately,  as the Company’s new independent registered public accounting firm to audit the Company’s financial statements as of and for the fiscal year ending December 31, 2017. The Company’s Audit Committee unanimously approved and authorized the change, directed the process of review of candidate firms to replace Deloitte and made the final decision to engage KPMG.

The reports of Deloitte on the financial statements of the Company as of and for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the Company’s fiscal years ended December 31, 2016 and 2015, and the interim period through June 7, 2017, (1) the Company had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in its reports on the financial statements of the Company for such years and (2) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “ Exchange Act ”), except the material weakness discussed below, which is disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and is not remediated as of June 7, 2017.

Financial Close Process. The Company identified a design deficiency, which also prevented the control from operating effectively, related to the control over the review and approval of manual journal entries in one of our segments. The design deficiency related to the same personnel reviewing, approving and posting journal entries.

The Company has provided Deloitte with a copy of the foregoing disclosure required by Item 304(a) of Regulation S-K and requested that Deloitte furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Deloitte agrees with the statements above concerning Deloitte. A copy of Deloitte’s letter, dated June 9, 2017, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2016 and 2015, and the interim period through June 7, 2017, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

16.1	Letter from Deloitte & Touche, LLP, dated June 9, 2017, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESOURCES & ENERGY, INC.

Date: June 9, 2017	By:/s/ Josh C. Anders
Josh C. Anders
Chief Financial Officer

EXHIBIT INDEX

Exhibits

16.1	Letter from Deloitte & Touche, LLP, dated June 9, 2017, regarding the change in certifying accountant.